UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) — February 15, 2017 (February 14, 2017)

MDC PARTNERS INC.

(Exact Name of Registrant as Specified in Charter)

Canada	001-13718	98-0364441
(Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

745 Fifth Avenue, 19th Floor, New York, NY 10151
(Address of principal executive offices and zip code)

(646) 429-1800
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 14, 2017, MDC Partners Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with Broad Street Principal Investments, L.L.C., an affiliate of The Goldman Sachs Group Inc. (the “Purchaser”), pursuant to which the Company has agreed to issue and sell to the Purchaser, and the Purchaser has agreed to purchase, 95,000 newly authorized Series 4 convertible preference shares (the “Preference Shares”) for an aggregate purchase price in cash of $95.0 million, subject to the terms and conditions set forth in the Purchase Agreement. Unless otherwise specified, all references to dollar amounts herein are to United States dollars. The closing of the transaction is expected to occur in the first quarter of 2017, subject to the conditions set forth in the Purchase Agreement.

Preference Shares

The terms of the Preference Shares shall be set forth in the articles of amendment of the Company (the “Articles of Amendment”). Pursuant to the terms thereof and subject to the termination of waiting periods under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended, or other applicable law, certain holders of the Preference Shares shall have the right to convert their Preference Shares, in whole at any time and from time to time, and in part at any time and from time to time after the ninetieth day following the original issuance date of the Preference Shares, into a number of Class A subordinate voting shares of the Company (the “Class A Shares”) equal to the then-applicable liquidation preference divided by the applicable conversion price at such time (the “Conversion Price”). The initial liquidation preference of each Preference Share will be $1,000. The initial Conversion Price will be $10.00 per Preference Share, subject to customary adjustments for share splits and combinations, dividends, recapitalizations and other matters, including weighted average anti-dilution protection for certain issuances of equity or equity-linked securities.

The Preference Shares will have a liquidation preference that accretes at 8.0% per annum, compounded quarterly until the five-year anniversary of the issuance date of the Preference Shares (the “Issue Date”). Holders of the Preference Shares will be entitled to dividends in an amount equal to any dividends that would have been payable on the Class A Shares issuable upon conversion of the Preference Shares. The Preference Shares are convertible at the Company’s option (i) on and after the two-year anniversary of the Issue Date, if the closing trading price of the Class A Shares over a specified period prior to conversion is at least 125% of the then-applicable Conversion Price or (ii) after the fifth anniversary of the Issue Date, if the closing trading price of the Class A Shares over a specified period prior to conversion is at least equal to the then-applicable Conversion Price.

Following certain change in control transactions of the Company in which holders of Preference Shares are not entitled to receive cash or qualifying listed securities with a value at least equal to the liquidation preference plus accrued and unpaid dividends, (i) holders will be entitled to cash dividends on the liquidation preference at an increasing rate (beginning at 7%), and (ii) the Company will have a right to redeem the Preference Shares for cash at the greater of their liquidation preference plus accrued and unpaid dividends or their as-converted value.

Subject to certain limitations, the Preference Shares will not be convertible into Class A Shares if upon conversion the holder will beneficially hold more than 19.9% of the Company’s outstanding common shares or voting power. In the event that such restrictions would prevent the conversion of any Preference Shares, such Preference Shares will be converted into a separate newly authorized series of convertible preference shares of the Company, the Series 5 convertible preference shares (the “Alternative Preference Shares”), at the same conversion rate at which the Preference Shares would convert into Class A Shares. The Alternative Preference Shares, in turn, are convertible into Class A Shares on a one-to-one basis, subject to certain conversion rate adjustments.

Preference Shares or Alternative Preference Shares will not entitle their holders to vote in the election of directors and, other than as required by applicable law, holders of the Preference Shares will not have voting rights.

Purchase Agreement

Board Representation

In connection with the closing of the transaction, the Company will increase the size of its Board of Directors (the “Board”) and appoint one nominee designated by the Purchaser to the Board. The Purchaser nominee will be Bradley J. Gross, a managing director of Goldman Sachs. For so long as the Purchaser has the right to nominate a director to the Board, the Company has agreed to include such person in its slate of nominees for election to the Board and to use its reasonable best efforts to cause the election of such nominee. The Purchaser’s right to nominate a director will end when the Purchaser ceases to beneficially own Class A Shares representing at least 10% of the aggregate voting power of the outstanding Class A Shares, assuming exercise, conversion or exchange of all outstanding securities that are exercisable, convertible or exchangeable for or into Class A Shares, without regard to any limitation or restriction on exercise, conversion or exchange, and without regard to issuances of additional securities after closing other than in connection with management equity incentives (the “Minimum Ownership Threshold”).

Standstill and Voting Obligations

Pursuant to the Purchase Agreement, the Purchaser has agreed, subject to certain exceptions, that until the three-year anniversary of the Issue Date or an earlier change in control of the Company, the Purchaser will not, among other things, subject to various exceptions: (a) make, or in any way participate in any “proxy contest” or other solicitation of proxies, (b) acquire any securities of the Company if, immediately after such acquisition, the Purchaser (together with its affiliates) would beneficially hold in the aggregate more than 19.9% of the aggregate voting power of the Company, (c) transfer any Preference Shares, Alternative Preference Shares or Class A Shares to any third party who, together with its affiliates, is (or will become upon consummation of such sale, transfer or other disposition) a beneficial owner of 12.5% or more of the aggregate voting power of the Company’s common shares, (d) effect or seek to effect any tender or exchange offer, merger or other business combination involving the Company or its securities, or (e) call or seek to call any meeting of shareholders of the Company or other referendum or consent solicitation. In addition, subject to certain exceptions, the Purchaser has agreed during such standstill period to vote any Class A Shares beneficially owned by it in accordance with the recommendations of the Board at each meeting of shareholders of the Company or pursuant to any action by written consent.

Participation Rights

Pursuant to the Purchase Agreement, the Company has agreed, subject to certain exceptions, that until the Purchaser ceases to meet the Minimum Ownership Threshold, the Purchaser will have the option to purchase its pro rata share of any proposed issuance by the Company of any common shares or preference shares of the Company.

Transfer Restrictions

Pursuant to the Purchase Agreement, prior to the two-year anniversary of the Issue Date or an earlier change in control, the Purchaser may not transfer or enter into an agreement that transfers the economic consequences of ownership of the Preference Shares, or any Class A Shares or Alternative Preference Shares issuable or issued upon conversion of any of the Preference Shares, subject to certain exceptions specified in the Purchase Agreement.

Consent Rights and Qualifying Transactions

Pursuant to the Purchase Agreement, the Company has agreed with the Purchaser, subject to certain exceptions, not to become party to certain change in control transactions other than a qualifying transaction in which holders of Preference Shares are entitled to receive cash or qualifying listed securities with a value at least equal to the then-applicable liquidation preference plus accrued and unpaid dividends. The Purchaser has agreed to vote (to the extent a voting right applies) and provide other support for any such qualifying transaction. The Company has agreed to provide a gross-up to the Purchaser for certain withholding taxes that may arise in connection with certain dividends upon redemption of the Preference Shares following certain change in control transactions other than qualifying transactions.

Registration Rights

The Purchase Agreement provides the Purchaser with certain registration and piggyback registration rights for the Preference Shares, Alternative Preference Shares and Class A Shares held by the Purchaser.

Additional Matters

The Purchase Agreement contains customary representations, warranties and covenants by the parties. The Purchase Agreement also includes customary closing and termination provisions for the benefit of the Company and the Purchaser.  There can be no assurance that the closing contemplated by the Purchase Agreement will occur, or will occur in a timely manner.

The foregoing description of the Purchase Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any factual information about the parties to the agreement or the Company’s business. The Purchase Agreement contains representations and warranties that the parties made solely for the benefit of each other. These representations and warranties (i) may be intended not as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (ii) may apply materiality standards different from what may be viewed as material to investors and shareholders, and (iii) were made only as of the date of the Purchase Agreement, the closing of the issuance thereunder and/or as of such other date or dates as may be specified in the Purchase Agreement. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Purchase Agreement, which information may or may not be fully reflected in the Company’s public disclosures. Investors and shareholders are urged not to rely on such representations and warranties as characterizations of the actual state of facts or circumstances regarding the Company at this time or any other time.

The description contained herein of the Purchase Agreement, the Preference Shares and the Alternative Preference Shares is qualified in its entirety by reference to the terms of the Purchase Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference, and the Articles of Amendment, which includes the terms of the Preference Shares and the Alternative Preference Shares, a form of which is attached to the Purchase Agreement.

Item 3.02	Unregistered Sale of Securities.

On February 14, 2017, the Company entered into the Purchase Agreement, pursuant to which it agreed to sell the Preference Shares to the Purchaser in a private placement in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) of the Securities Act. The Company will rely on this exemption from registration based in part on representations made by the Purchaser in the Purchase Agreement.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01	Other Events.

On February 15, 2017, the Company issued a press release announcing entry into the Purchase Agreement. A copy of such press release is attached hereto as Exhibit 99.1.

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

This current report on Form 8-K contains forward-looking statements. The Company’s representatives may also make forward-looking statements orally from time to time. Statements in this current report on Form 8-K that are not historical facts, including statements about the Company’s beliefs and expectations and the contemplated convertible preferred financing, constitute forward-looking statements. These statements are based on current information, and are subject to change based on a number of factors, including those outlined in this section. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to publicly update any of such statements in light of new information or future events, if any.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following:

•	the successful completion of the Goldman Sachs investment on the anticipated terms and conditions;
•	risks associated with severe effects of international, national and regional economic downturn;
•	the Company’s ability to attract new clients and retain existing clients;
•	the spending patterns and financial success of the Company’s clients;
•	the Company’s ability to retain and attract key employees;
•	the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to redeemable non-controlling interests and deferred acquisition consideration;
•	the successful completion and integration of acquisitions which complement and expand the Company’s business capabilities;
•	risks related to the Company’s class action litigation claims; and
•	foreign currency fluctuations.

The Company’s business strategy includes ongoing efforts to engage in acquisitions of ownership interests in entities in the marketing communications services industry. The Company intends to finance these acquisitions by using available cash from its operations, from borrowings under its credit facility and through the incurrence of bridge or other debt financing, any of which may increase the Company’s leverage ratios, or by issuing equity, which may have a dilutive impact on existing shareholders proportionate ownership. At any given time the Company may be engaged in a number of discussions that may result in one or more acquisitions. These opportunities require confidentiality and may involve negotiations that require quick responses by the Company. Although there is uncertainty that any of these discussions will result in definitive agreements or the completion of any transactions, the announcement of any such transactions may lead to increased volatility in the trading price of the Company’s securities.

Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Annual Report on Form 10-K under the caption “Risk Factors”, as well as the Company’s other SEC filings.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Securities Purchase Agreement, by and between MDC Partners Inc. and Broad Street Principal Investments, L.L.C., dated as of February 14, 2017.
99.1	Press Release, dated February 15, 2017, announcing entry into the Purchase Agreement.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed by the undersigned hereunto duly authorized.

MDC Partners Inc.

Date: February 15, 2017	By:	/S/ MITCHELL GENDEL
Mitchell Gendel
General Counsel

Exhibit Index

Exhibit No.	Description

10.1	Securities Purchase Agreement, by and between MDC Partners Inc. and Broad Street Principal Investments, L.L.C., dated as of February 14, 2017

99.1	Press Release, dated February 15, 2017, announcing entry into the Purchase Agreement.